FOR IMMEDIATE RELEASE:                           For further information:
                                                 Cynthia A. Bond
                                                 Director, Investor Relations
                                                 (212) 407-9126


            SFX BROADCASTING ACQUIRES FIVE NORTH CAROLINA STATIONS
                       TOTAL CONSIDERATION $36.8 MILLION

              Company Continues Road to Carolina Market Dominance

NEW YORK, July 1, 1996 -- SFX Broadcasting, Inc. (NASDAQ: SFXBA) today announced that it has acquired five radio stations for $36.8 million from Dallas-based HMW Communications, an affiliate of Hicks, Muse, Tate & Furst, Inc. a private investment firm. Simultaneously with this transaction, SFX exercised its option to acquire WHSL(FM) of Greensboro, North Carolina from HMW for $6.0 million in cash. The stations acquired are WTRG(FM) and WRDU(FM) serving the Raleigh, North Carolina market and WMAG(FM), WMFR-AM, and WTCK-AM serving Greensboro, North Carolina.

Commenting on the transaction, Robert F. X. Sillerman, Executive Chairman of SFX Broadcasting, said, "To say that we like the Carolina markets is an understatement. We are very excited to be closing on these stations and furthering our strategy of creating market dominant station clusters in each of the major Carolina markets. With the addition of Prism's two Raleigh stations which we will acquire in early July we will have a 36 percent revenue share in that market. Both markets complement our strong presence in the Charlotte and Greenville/Spartanburg markets."

As part of its acquisition of the Prism Radio Partners group, SFX will acquire two other Raleigh stations, WZZU(FM) and WDCG(FM).

Greensboro is the forty-second largest metro market. WMAG(FM) is the market's leading adult contemporary station and WHSL(FM) plays country. Both AM stations, WMFR and WTCK, have news and information formats and serve the Greater Greensboro region.

WRDU(FM), the leading heritage classic rock station, and oldies-based adult contemporary radio station WTRG(FM) are both well established in the fifty-second ranked Raleigh market. In recent Arbitron reports, WTRG(FM) ranked second in the 25-54 demographic group.

Paul T. Leonard of Dallas-based Star Media Group brokered the transaction.

The closing of WHSL(FM) is subject to the approval of the Federal
Communications Commission.






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             With the anticipated consummation of all previously announced transactions, SFX will own and operate or provide services to the following radio stations:
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*T

KKRW (FM)    Houston, TX                WGNA (FM)    Albany, NY
KODA (FM)    Houston, TX                WPYX (FM)    Albany, NY
KQUE (FM)    Houston, TX                WGNA-AM      Albany, NY
KNUZ-AM      Houston, TX                WTRY-AM      Albany, NY
WHFS (FM)    Wash. DC/Baltimore, MD     WYSR (FM)    Albany, NY (a)
WHFM (FM)    Long Island, NY            WMYI (FM)    Greenville-Spartanburg, SC
WBAB (FM)    Long Island, NY            WGVL-AM      Greenville-Spartanburg, SC
WBLI (FM)    Long Island, NY            WSSL (FM)    Greenville-Spartanburg, SC
WGBB-AM      Long Island, NY            WROQ (FM)    Greenville-Spartanburg, SC
KMKX (FM)    San Diego, CA              KWFM (FM)    Tucson, AZ
KYXY (FM)    San Diego, CA              KRQQ (FM)    Tucson, AZ
WSNE (FM)    Providence, RI             KNST-AM      Tucson, AZ
WHJY (FM)    Providence, RI             KCEE-AM      Tucson, AZ
WHJJ (FM)    Providence, RI             WHMP (FM)    Sringfield/Northampton, MA
WHCN (FM)    Hartford, CT               WHMP-AM      Sringfield/Northampton, MA
WMRQ (FM)    Hartford, CT               WPKX (FM)    Sringfield/Northampton, MA
WKSS (FM)    Hartford, CT               KRZZ (FM)    Wichita, KS
WPOP-AM      Hartford, CT               KKRD (FM)    Wichita, KS
WTCK-AM      Greesnboro, N.C            KNSS-AM      Wichita, KS
WMAG (FM)    Greesnboro, N.C            WPLR (FM)    New Haven, CT
WHSL (FM)    Greesnboro, N.C            WYBC (FM)    New Haven, CT (a)
WMFR-AM      Greesnboro, N.C            WGNE (FM)    Daytona Beach, FL
WSIX (FM)    Nashville, TN              WCHZ (FM)    Augusta, GA (a)
WRVW (FM)    Nashville, TN              WAEG (FM)    Augusta, GA (c)
WIVY (FM)    Jacksonville, FL           WAEJ (FM)    Augusta, GA (c)
WPDG-AM      Jacksonville, FL           WJDS-AM      Jackson, MS
WOKV-AM      Jacksonville, FL           WKTF (FM)    Jackson, MS
WKQL (FM)    Jacksonville, FL           WMSI (FM)    Jackson, MS
WLYT (FM)    Charlotte, NC              WSTZ (FM)    Jackson, MS (a)
WTDR (FM)    Charlotte, NC              WZRX-AM      Jackson, MS
WDCG (FM)    Raleigh, NC                WJDX (FM)    Jackson, MS (b)
WRDU (FM)    Raleigh, NC                WKNN (FM)    Biloxi, MS
WTRG (FM)    Raleigh, NC                WMJY (FM)    Biloxi, MS
WZZU (FM)    Raleigh, NC                WVCO (FM)    Mrytle Beach, SC (c)
WHSL (FM)    Raleigh, NC (c)            WYAK (FM)    Mrytle Beach, SC (c)
WMXB (FM)    Richmond, VA               WMYB (FM)    Myrlte Beach, SC (c)


                              (a) Joint Selling Agreement (JSA)
                              (b) JSA with option to buy
                              (c) Local Marketing Agreement

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Under contract to be sold or swapped by SFX are the Texas State
Networks, a group of regional radio networks; KRLD-AM and KTCK-AM in Dallas; WXTR (FM), WXVR (FM) and WQSI-AM in Washington, D.C.; WVEZ (FM), WWKY-AM, and WTFX (FM) in Louisville, KY; KOLL (FM) in Little Rock,
AR; and WRXR (FM) and WKBG (FM), in August, GA.

Contact: SFX Broadcasting, New York
         Cynthia A. Bond, Director, Investor Relations
         212/407-9126






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